Exhibit 10.1

Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED

REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into effective as of December 31, 2013 (the “Effective Date”), by and among FLOTEK INDUSTRIES, INC., a corporation organized under the laws of the State of Delaware (“Holdings”), CESI CHEMICAL, INC., a corporation organized under the laws of the State of Oklahoma (“CESI Chemical”), CESI MANUFACTURING, LLC, a limited liability company organized under the laws of the State of Oklahoma (“CESI Manufacturing”), MATERIAL TRANSLOGISTICS, INC., a corporation organized under the laws of the State of Texas (“MTI”), TELEDRIFT COMPANY, a corporation organized under the laws of the State of Delaware (“Teledrift”), TURBECO, INC., a corporation organized under the laws of the State of Texas (“Turbeco”), USA PETROVALVE, INC., a corporation organized under the laws of the State of Texas (“USA Petrovalve”), and FLORIDA CHEMICAL COMPANY, INC., a corporation organized under the laws of the State of Delaware (“Florida Chemical”; and together with Holdings, CESI Chemical, CESI Manufacturing, MTI, Teledrift, Turbeco, USA Petrovalve, and each Person joined thereto as a borrower from time to time, collectively, jointly and severally, the “Borrowers”, and each individually a “Borrower”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Lender (as defined in the hereinafter defined Credit Agreement) and as agent for the Lenders (in such capacity, “Agent”).

PRELIMINARY STATEMENTS

WHEREAS, Borrowers, Lenders and the Agent are parties to that certain Amended and Restated Revolving Credit, Term Loan and Security Agreement dated May 10, 2013 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrowers have advised Agent and the Lenders that they desire to acquire Eclipse IOR Services, LLC, an Texas limited liability company (the “Seller”) for $7,000,000, which may consist of up to $6,500,000 in cash (such acquisition being referred to as the “Proposed Acquisition”);

WHEREAS, Borrowers have advised Agent and the Lenders that they desire to sell that certain piece of property located in Chickasha, Oklahoma (such sale being referred to as the “Proposed Sale”, and together with the Proposed Acquisition, collectively, the “Proposed Transactions”);

WHEREAS, Borrowers have requested that Agent (i) make certain amendments to the Credit Agreement and (ii) consent to the Proposed Transactions; and

WHEREAS, subject to the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, on behalf of itself and the other Lenders, is willing to (i) make such amendments to the Credit Agreement and (ii) issue their consent to the Proposed Transactions, all as set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

1.01 Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

AMENDMENT

2.01 Amendment to Section 1.2. The definition of “Other Documents” set forth in Section 1.2 of the Credit Agreement is hereby amended to add a reference to “each Mortgage” immediately following “each Negative Pledge”.

2.02 Amendment to Section 1.2. Clause (j) of the definition of “Permitted Acquisition” set forth in Section 1.2 of the Credit Agreement is hereby amended and restated in its entirety as follows

“(j) concurrently with the delivery of the notice referred to in clause (a) above, Borrowing Agent shall have delivered to Agent, in form and substance satisfactory to Agent in its sole discretion:

(i) all financial information relating to the proposed acquisition that the Required Lenders may request; and

(ii) a certificate of an Authorized Officer of Holdings to the effect that Holdings and its Subsidiaries on a consolidated basis will be solvent upon the consummation of the proposed acquisition;”

2.03 Amendment to Section 1.2. Clause (l) of the definition of “Permitted Acquisition” set forth in Section 1.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(l) after giving effect to such acquisition, Borrowers shall have an Undrawn Availability of at least $15,000,000 (as evidenced by a Borrowing Base Certificate and any supplemental schedules, in form and substance satisfactory to Agent, calculated as of the date of such acquisition); and”

2.04 Amendment to Section 1.2. Clause (m) of the definition of “Permitted Acquisition” set forth in Section 1.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(m) the aggregate cash consideration, paid by Holdings and/or its Subsidiaries (i) for any such acquisition shall not exceed $15,000,000 and (ii) for all such acquisitions made during the term of this Agreement shall not exceed $75,000,000.”

2.05 Amendment to Section 1.2. The following new definitions are hereby added to Section 1.2 of the Credit Agreement in proper alphabetical order:

“Additional Term Loan” shall have the meaning set forth in Section 2.3(a)(i) hereof.

“Appraised Value” shall have the meaning set forth in Section 2.3(a)(iii) hereof.

“Eligible Real Estate” “ shall mean and include as to Borrowers, any Real Property subject to a Mortgage in favor of Agent.

“First Amendment Closing Date” shall mean December 31, 2013.

“First Amendment Reappraisal” shall have the meaning set forth in Section 2.3(a)(iii) hereof.

“Mortgage” shall mean a mortgage or deed of trust on the owned Real Property securing the Obligations together with all extensions, renewals, amendments, supplements, modifications, substitutions and replacements thereto and thereof.

“Original Term Loan” shall have the meaning set forth in Section 2.3(a)(i) hereof.

“Term Loan Overadvance Component” shall have the meaning set forth in Section 2.3(a)(iii) hereof.

2.06 Amendment to Section 2.3(a). Section 2.3(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“2.3 Term Loans

(i) Lenders with Term Loan Commitment Percentages pursuant to the Fourth Amendment to Revolving Credit and Security Agreement dated December 27, 2012 by and among Borrowers, Agent and Lenders severally made advances to Borrowers on December 27, 2012, in the aggregate original principal amount equal to $25,000,000 (which, as of May 10, 2013, had been amortized down to an aggregate principal balance of $23,809,523.80) (the “Original Term Loan”);

Lenders with Term Loan Commitment Percentages pursuant to this Agreement severally made advances to Borrowers on May 10, 2013, in the aggregate original principal amount equal to $26,190,476.20 (the “Additional Term Loan”). On May 10, 2013, the Additional Term Loan and the Original Term Loan were deemed a single term loan (together, the “Term Loan”), with an aggregate principal amount of $50,000,000. The Term Loan shall be evidenced by one or more secured promissory notes (collectively, the “Term Note”) in substantially the form attached hereto as Exhibit 2.3(a). The Term Loan may consist of Domestic Rate Loans or LIBOR Rate Loans, or a combination thereof, as Borrowing Agent may request; and in the event that Borrowers desire to obtain or extend any portion of the Term Loan as a LIBOR Rate Loan or to convert any portion of the Term Loan from a Domestic Rate Loan to a LIBOR Rate Loan, Borrowing Agent shall comply with the notification requirements set forth in Sections 2.2(b) and/or (e) and the provisions of Sections 2.2(b) through (h) shall apply. Once repaid, the Term Loan may not be re-borrowed.

(ii) The Term Loan shall be, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement: (a) commencing June 1, 2013, and continuing on the first Business Day of each and every calendar month thereafter, Borrowers shall pay to Agent equal monthly payments of principal in the aggregate amount of $595,238.09 (which amount has been agreed to by Borrowers and Lenders and based upon a seven (7) year principal amortization schedule) and (b) the entire outstanding principal balance of this Term Loan, together with all accrued and unpaid interest, shall be due and payable in full, in cash, on the last day of the Term, if not sooner, by Borrowers.

(iii) Additionally, pursuant to the terms of this Agreement as in effect on May 10, 2013, if the principal amount of the Term Loan at any time outstanding exceeds an amount equal to eighty-five percent (85%) of the appraised net orderly liquidation value of Eligible Equipment (based on the most recent NOLV Appraisal received by Agent) Borrowers were obligated to immediately prepay, upon request of Agent, the Term Loan in an amount sufficient to eliminate excess. As of the First Amendment Effective Date, the outstanding principal amount of the Term Loan is $45,833,333.46, which exceeds an amount equal to eighty-five percent (85%) of the appraised net orderly liquidation value of Eligible Equipment (based on the most recent NOLV Appraisal received by Agent) by $18,323,083 (the “Term Loan Overadvance Component”). Agent and Lenders hereby agree that, notwithstanding the repayment obligation described in the immediately preceding sentence, Borrowers shall not be required to immediately cause the repayment of the Term Loan Overadvance Component. Instead, Agent, Lenders and Borrowers agree that Borrowers’ Eligible Equipment will be reappraised and Eligible Real Estate will be appraised after the First Amendment Effective Date (the “First Amendment Reappraisal”) to determine if, after such appraisals, the Term Loan exceeds an amount equal to the sum of (i) eighty-five percent (85%) of the appraised net orderly liquidation value of Eligible Equipment plus (ii) seventy-five percent (75%) of the fair market value of the Eligible Real Estate (the “Appraised Value”). Following the First Amendment Reappraisal, the Term Loan Overadvance Component will be redetermined to equal the amount by which the Term Loan exceeds the Appraised Value. The Term Loan Overadvance Component shall be adjusted downward for any payments of principal of the Term Loan after the First Amendment Closing Date.

2.07 Amendment to Section 2.20(b). Section 2.20(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) Borrowers shall prepay the outstanding amount of the Advances in an amount equal to twenty-five percent (25%) of Excess Cash Flow for each fiscal year commencing with the fiscal year ending December 31, 2013, payable upon delivery of the financial statements to Agent referred to in and required by Section 9.7 for such fiscal year but in any event not later than one hundred and twenty (120) days after the end of each such fiscal year, which amount shall be applied in the same manner as set forth in Section 2.20(a) hereof; provided, however, if (i) no Default or Event of Default shall have occurred and be continuing and (ii) provided that the amount of the Term Loan Overadvance Component has been reduced to $0 following the First Amendment Reappraisal, the amount required to be prepaid pursuant to this Section 2.20(b) shall not exceed $3,000,000 for any fiscal year. Should the amount of the Term Loan Overadvance Component be greater than $0 following the First Amendment Reappraisal, the amount required to be prepaid pursuant to this Section 2.20(b) shall be limited in any fiscal year to be the greater of (a) the amount of the Term Loan Overadvance Component as of the date of such payment, or (b) $3,000,000. For clarity, in not event shall the amount of the prepayment required pursuant to this Section 2.20(b) exceed twenty-five percent (25%) of Excess Cash Flow in any fiscal year. In the event that the financial statements are not delivered, then a calculation based upon estimated amounts shall be made by Agent upon which calculation Borrowers shall make the prepayment required by this Section 2.20(b), subject to adjustment when the financial statements are delivered to Agent as required hereby. The calculation made by Agent shall not be deemed a waiver of any rights Agent or Lenders may have as a result of the failure by Borrowers to deliver such financial statements.”

2.08 Amendment to Section 5.7(d). Section 5.7(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) All Real Property owned by Borrowers is insured pursuant to policies and other bonds which are valid and in full force and effect and which provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each such Borrower in accordance with prudent business practice in the industry of such Borrower. Each Borrower has taken all actions required under the Flood

Laws and/or requested by Agent to assist in ensuring that each Lender is in compliance with the Flood Laws applicable to the Collateral, including, but not limited to, providing Agent with the address and/or GPS coordinates of each structure located upon any Real Property that will be subject to a Mortgage in favor of Agent, for the benefit of Lenders, and, to the extent required, obtaining flood insurance for such property, structures and contents prior to such property, structures and contents becoming Collateral.”

ARTICLE III

CONDITIONS PRECEDENT; POST-CLOSING OBLIGATIONS

3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Agent:

(a) The Agent shall have received the following documents or items, each in form and substance satisfactory to the Agent and its legal counsel:

(i) this Amendment duly executed by each Borrower;

(ii) an amendment fee of $50,000, payable to Agent, in consideration of the execution and delivery of this Amendment by Agent, which fee shall be deemed fully earned and non-refundable on the date hereof; and

(iii) all other documents Agent may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

(b) After giving effect to this Amendment, the representations and warranties contained herein and in the Credit Agreement and the Other Documents, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and complete on and as of such earlier date);

(c) No Default or Event of Default shall have occurred and be continuing; and

(d) All corporate proceedings taken by each Borrower in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel.

3.02 Conditions Subsequent. The waivers set forth in Section 3.01 hereof shall become effective only upon the Borrower’s satisfaction in full, of the following conditions subsequent, on or before the time period set forth below unless such time period shall be extended by Agent in its Permitted Discretion:

(i) Upon consummation of the Proposed Acquisition, Agent shall have received copies of the executed acquisition documents entered into in connection with the Proposed Acquisition;

(ii) Agent shall have received in form and substance satisfactory to Lenders (i) executed Mortgages within ten (10) days after the Effective Date and (ii) surveys within seventy-five (75) days of the Effective Date or such longer period acceptable to Agent in its sole discretion;

(iii) Agent shall have received fully paid mortgagee title insurance policies (or binding commitments to issue title insurance policies, marked to Agent’s satisfaction to evidence the form of such policies to be delivered with respect to the Mortgage), in standard ALTA form, issued by a title insurance company satisfactory to Agent, each in an amount equal to not less than the fair market value of the Real Property subject to the Mortgage, insuring the Mortgage to create a valid Lien on the Real Property with no exceptions which Agent shall not have approved in writing and no survey exceptions within sixty (60) days of the Effective Date or such longer period acceptable to Agent in its sole discretion;

(iv) Agent shall have received all environmental studies and reports prepared by independent environmental engineering firms with respect to all Real Property secured by the Mortgages within ninety (90) days of the Effective Date or such longer period acceptable to Agent in its sole discretion;

(v) Evidence that adequate flood insurance required to be maintained under this Agreement is in full force and effect, with additional insured, mortgagee and lender loss payable special endorsements attached thereto in form and substance satisfactory to Agent and its counsel naming Agent as additional insured, mortgagee and lender loss payee, as applicable, and evidence that Borrowers have taken all actions required under the Flood Laws and/or requested by Agent to assist in ensuring that each Lender is in compliance with the Flood Laws applicable to the Collateral, including, but not limited to, providing Agent with the address and/or GPS coordinates of each structure on any Real Property that will be subject to a Mortgage in favor of Agent, for the benefit of Lenders, and, to the extent required, obtaining flood insurance for such property, structures and contents prior to such property, structures and contents becoming Collateral;

(vi) Agent shall have received the executed legal opinions of local counsel, as required by Agent, in form and substance satisfactory to Agent which shall cover such matters incident to the transactions contemplated by this Amendment and the Other Documents (including the Mortgages), and related agreements as Agent may reasonably require and each Borrower hereby authorizes and directs such counsel to deliver such opinions to Agent and Lenders;

(vii) Proceeds from any sale consummated pursuant to the Proposed Sale shall be paid directly to Agent for application to the Obligations pursuant to Section 2.20(a) of the Credit Agreement; and

(viii) evidence that all other fees and expenses due and owing by Borrowers to Agent have been paid in full.

ARTICLE IV

LIMITED CONSENT; NO WAIVER

4.01 Limited Consent. Subject to the satisfaction of the conditions set forth in Article III above and the immediately succeeding sentence, the Agent, on behalf of itself and the other Lenders, hereby consents to the Proposed Transactions and, solely with respect to the Proposed Transactions, hereby waives compliance by Borrowers with any provisions of the Credit Agreement and the Other Documents that would otherwise prohibit the Proposed Transactions. If Agent determines in its reasonable, good faith judgment that the nature or extent of the Proposed Transactions are materially different from the nature or extent as disclosed to Agent prior to the date hereof, then, upon written notice by Agent to the Borrowers, the consent set forth in this Section 4.01 shall terminate and be rescinded automatically without further action by Agent or any Lender and Agent and the Lenders shall have the right to exercise any and all of their rights and remedies in accordance with the terms of the Credit Agreement with respect to the Proposed Transactions immediately and without any further passage of time.

4.02 No Waiver. Nothing contained in this Amendment shall be construed as a waiver by the Agent or any Lender of any covenant or provision of the Credit Agreement (as amended hereby), the Other Documents, this Amendment, or of any other contract or instrument between any Borrower and the Agent or any Lender, and the failure of the Agent or any Lender at any time or times hereafter to require strict performance by any Borrower of any provision thereof shall not waive, affect or diminish any right of the Agent to thereafter demand strict compliance therewith. The Agent and each Lender hereby reserves all rights granted under the Credit Agreement, the Other Documents, this Amendment and any other contract or instrument between any Borrower, Lenders and the Agent.

ARTICLE V

RATIFICATIONS, REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS

5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the Other Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the Other Documents are ratified and confirmed and shall continue in full force and effect. Each Borrower hereby agrees that all liens and security interest securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. Each Borrower and the Agent agree that the Credit Agreement and the Other Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02 Representations and Warranties with respect to Other Documents. Each Borrower hereby represents and warrants to the Agent that (a) the execution, delivery and performance of this Amendment and any and all Other Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each Borrower and will not violate the Articles or Certificate of Incorporation or By-Laws or the Certificate of Formation or Operating Agreement of any Borrower; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and the Other Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by the Agent; and (d) each Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement and the Other Documents, as amended hereby.

ARTICLE VI

MISCELLANEOUS PROVISIONS

6.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the Other Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Documents, and no investigation by the Agent or any closing shall affect the representations and warranties or the right of the Agent to rely upon them.

6.02 Reference to Credit Agreement. Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such Other Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.03 Expenses of the Agent. Each Borrower jointly and severally agrees to pay on demand all reasonable costs and expenses incurred by the Agent in connection with any and all amendments, modifications, and supplements to the Other Documents, including, without limitation, the costs and fees of the Agent’s legal counsel, and all costs and expenses incurred by the Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any Other Documents, including, without, limitation, the costs and fees of the Agent’s legal counsel.

6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, Lenders and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07 Effect of Waiver. No consent or waiver, express or implied, by Lenders or the Agent to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

6.10 Final Agreement. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWERS AND THE AGENT.

6.11 Release. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM AGENT AND LENDERS TO SUCH BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS

AND THE AGENT. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS, THE AGENT, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDERS AND THE AGENT, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDERS AND THE AGENT TO SUCH BORROWER UNDER THE CREDIT AGREEMENT OR THE OTHER DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

[REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the Effective Date.

BORROWERS:

FLOTEK INDUSTRIES, INC., a Delaware corporation

By:	/s/ John Chisholm
Name: John Chisholm
Title: CEO and President

CESI CHEMICAL, INC., an Oklahoma corporation

By:	/s/ John Chisholm
Name: John Chisholm
Title: CEO

CESI MANUFACTURING, LLC, an Oklahoma limited liability company

By:	/s/ John Chisholm
Name: John Chisholm
Title: CEO

MATERIAL TRANSLOGISTICS, INC., a Texas corporation

By:	/s/ John Chisholm
Name: John Chisholm
Title: CEO and President

TELEDRIFT COMPANY, a Delaware corporation

By:	/s/ John Chisholm
Name: John Chisholm
Title: CEO and President

TURBECO, INC., a Texas corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

USA PETROVALVE, INC., a Texas corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

FLORIDA CHEMICAL COMPANY, INC., a Delaware corporation

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

GUARANTORS:

FLOTEK PAYMASTER, INC.

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

PADKO INTERNATIONAL INCORPORATED

By:	/s/ John Chisholm
Name:	John Chisholm
Title:	CEO and President

PETROVALVE, INC.

By:	/s/ John Chisholm
Name: John Chisholm
Title: CEO and President

FLOTEK INTERNATIONAL, INC.

By:	/s/ John Chisholm
Name: John Chisholm
Title: CEO and President

FC PRO, LLC

By:	/s/ John Chisholm
Name: John Chisholm
Title: CEO and President

FCC INTERNATIONAL, INC.

By:	/s/ John Chisholm
Name: John Chisholm
Title: CEO and President

AGENT AND LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Anita Inkollu
Name: Anita Inkollu
Title: Vice President

LENDERS:

CAPITAL ONE LEVERAGE FINANCE CORP.

By:	/s/ Lawrence J. Cannariato
Name: Lawrence J. Cannariato
Title: Vice President